STOCKHOLDERS WISHING TO TENDER THEIR SHARES MAY USE EITHER THIS LETTER OF TRANSMITTAL OR THE BLUE LETTER OF TRANSMITTAL THAT WAS PROVIDED WITH THE OFFER TO PURCHASE. STOCKHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED (AND NOT WITHDRAWN) SHARES USING THE BLUE LETTER OF TRANSMITTAL NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SUCH SHARES.

                            LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK

          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      OF

                             MAGMA POWER COMPANY
                                      AT
                             $38.50 NET PER SHARE

                      PURSUANT TO THE OFFER TO PURCHASE
                            DATED OCTOBER 6, 1994
                          AND THE SUPPLEMENT THERETO
                            DATED OCTOBER 26, 1994
                                      BY

                         CE ACQUISITION COMPANY, INC.

                         A WHOLLY OWNED SUBSIDIARY OF

                       CALIFORNIA ENERGY COMPANY, INC.

       THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON FRIDAY, NOVEMBER 4, 1994, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:
                      IBJ SCHRODER BANK & TRUST COMPANY

                              Telephone Number:
                                (212) 858-2103


         By Mail:                         Facsimile Number:              By Hand or Overnight Delivery:
        P.O. Box 84                        (212) 858-2611                       One State Street
    Bowling Green Station            Attn: Reorganization Operations        New York, New York 10004
New York, New York  10274-0084                Department                Attn: Reorganization Operations
Attn: Reorganization Operations                                                     Department
         Department
                                        Confirm Facsimile by Telephone:
                                                (212) 858-2103

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This revised GREEN Letter of Transmittal or the previously circulated BLUE Letter of Transmittal is to be completed by stockholders either if certificates for Shares ("Share Certificates") and/or Rights ("Rights Certificates") are to be forwarded herewith or if delivery is to be made by book-entry transfer to the account maintained by the IBJ Schroder Bank & Trust Company (the "Depositary") at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depository Trust Company ("PHDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 4 of the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), and Section 2 of the Supplement thereto, dated October 26, 1994 (the "Supplement"), of CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc., a Delaware corporation ("CECI").

   If the Purchaser declares that the Merger Agreement Condition (as defined below) is satisfied, the Purchaser will not require delivery of Rights (as defined below). Unless and until the Purchaser declares that the Merger Agreement Condition is satisfied, holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share. If the Distribution Date (as defined in the Offer to Purchase and the Supplement) has not occurred prior to the time Shares are tendered pursuant to the Offer, a tender of Shares will constitute a tender of the associated Rights. If the Distribution Date occurs and the Rights Certificates are distributed by the Company to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Depositary or, if book-entry delivery is available with respect to Rights, a book-entry confirmation must be received by the Depositary with respect thereto. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described in Section 4 of the Offer to Purchase and below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within five business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation (as defined in the Offer to Purchase), if available, with respect to such Rights prior to accepting the corresponding Shares for payment pursuant to the Offer if Rights Certificates have been distributed to holders of Shares at such time.

   If a stockholder desires to accept the Offer and tender Shares and Rights pursuant to the Offer and such stockholder's Share Certificates and, if applicable, Rights Certificates, are not immediately available or time will not permit all required documents to reach the Depositary prior to the expiration of the Offer (the "Expiration Date"), or the procedures for book-entry transfer cannot be completed on a timely basis, such Shares or Rights may nevertheless be tendered if the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase are followed. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                     DESCRIPTION OF SHARES TENDERED
- -------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered    Share Certificate(s) Tendered (Attach additional signed list
  Holder(s) (Please fill in, if blank)                             if necessary)
- ----------------------------------------  -------------------------------------------------------------
                                                                Total Number of
                                                              Shares Represented
                                           Share Certificate       by Share          Number of Shares
                                              Number(s)*        Certificate(s)*         Tendered**
- ----------------------------------------  -----------------  -------------------  ---------------------

- ----------------------------------------  -----------------  -------------------  ---------------------

- ----------------------------------------  -----------------  -------------------  ---------------------

- ----------------------------------------  -----------------  -------------------  ---------------------

- ----------------------------------------  -----------------  -------------------  ---------------------
                                             Total Shares:
- ----------------------------------------  -----------------  -------------------  ---------------------
 *  Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered.
See Instruction 4.
- -------------------------------------------------------------------------------------------------------

                                      DESCRIPTION OF RIGHTS TENDERED
- ---------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered     Rights Certificate(s) Tendered (Attach additional signed list
  Holder(s) (Please fill in, if blank)                             if necessary)*
- ----------------------------------------  ---------------------------------------------------------------
                                                                Total Number of
                                                Rights         Rights Represented
                                              Certificate          by Rights           Number of Rights
                                              Number(s)**       Certificate(s)**         Tendered***
- ----------------------------------------  -----------------  --------------------  ----------------------

- ----------------------------------------  -----------------  --------------------  ----------------------

- ----------------------------------------  -----------------  --------------------  ----------------------

- ----------------------------------------  -----------------  --------------------  ----------------------

- ----------------------------------------  -----------------  --------------------  ----------------------
                                             Total Rights:
- ----------------------------------------  -----------------  --------------------  ----------------------
 *   If the tendered Rights are represented by separate Rights Certificates, complete using the certificate numbers of such Rights Certificates. Stockholders tendering Rights which are not represented by separate Rights Certificates should retain a copy of this Letter of Transmittal in order to accurately complete this Letter of Transmittal if Rights Certificates are received.
**  Need not be completed by
stockholders tendering by book-entry transfer.
*** Unless otherwise indicated, it will be assumed that
all Rights evidenced by Rights Certificates delivered to the Depositary are being tendered. See
Instruction 4.
- ---------------------------------------------------------------------------------------------------------

[ ]* CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
- -----------------------------------------------------------------------------
Check box of Book-Entry Transfer Facility: [ ]* DTC [ ]* MSTC [ ]* PHDTC Account Number
- -----------------------------------------------------------------------------
Transaction Code Number
- -----------------------------------------------------------------------------

[ ]* CHECK HERE IF TENDERED RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
- -----------------------------------------------------------------------------
Check box of Book-Entry Transfer Facility: [ ]* DTC [ ]* MSTC [ ]* PHDTC Account Number
- -----------------------------------------------------------------------------
Transaction Code Number
- -----------------------------------------------------------------------------

[ ]* CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

Name(s) of Registered Owner(s)
- -----------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
- -----------------------------------------------------------------------------
Window Ticket Number (If Any)
- -----------------------------------------------------------------------------
Name of Institution which Guaranteed Delivery
- -----------------------------------------------------------------------------

If delivery is by book-entry transfer, check one box:
[ ]* DTC    [ ]* MSTC    [ ]* PHDTC

PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY

[ ]* CHECK HERE IF TENDERED RIGHTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

Name(s) of Registered Owner(s)
- -----------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
- -----------------------------------------------------------------------------
Window Ticket Number (If Available)
- -----------------------------------------------------------------------------
Name of Institution which Guaranteed Delivery
- -----------------------------------------------------------------------------

If delivery is by book-entry transfer, check one box:
[ ]* DTC    [ ]* MSTC    [ ]* PHDTC

PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:


   The undersigned hereby tenders to CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc., a Delaware corporation ("CECI"), the above described shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation (the "Company"), pursuant to the Purchaser's offer to purchase 12,400,000 Shares, and (unless and until the Purchaser declares that the Merger Agreement Condition (as defined in the Offer to Purchase (as defined below)) is satisfied) the associated Preferred Stock Purchase Rights (the "Rights") issued on October 14, 1994 pursuant to the Rights Agreement, dated as of October 6, 1994, between the Company and Chemical Trust Company of California, as Rights Agent (the "Rights Agreement"), at a price of $38.50 per Share (and associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), as amended and supplemented by the Supplement to the Offer to Purchase, dated October 26, 1994 (the "Supplement") (receipt of which is hereby acknowledged) and in this revised GREEN Letter of Transmittal (which, together with the Supplement, the Offer to Purchase and the original BLUE Letter of Transmittal, constitutes the "Offer"). All references to the Rights shall include all benefits which may inure to the stockholders of the Company pursuant to the Rights Agreement and, unless the context otherwise requires, all references to Shares shall include the Rights. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole and from time to time in part, to one or more direct or indirect subsidiaries of CECI, the right to purchase Shares and Rights tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares or Rights validly tendered and accepted for payment pursuant to the Offer.


   Subject to, and effective upon, acceptance for payment of the Shares and Rights tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, stock splits, other Shares, rights or other securities issued or issuable in respect of the Shares and Rights on or after October 6, 1994) which are payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares and Rights purchased pursuant to the Offer (a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful attorney-in-fact and proxy of the undersigned with respect to such Shares and Rights (and any dividends, distributions, other Shares, rights or securities, including Distributions) with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and Rights (and any such dividends, distributions, other Shares, rights or securities, including Distributions), or transfer ownership of such Shares and Rights on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and Rights (and any dividends, distributions, other Shares, rights or securities, including Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such dividends, distributions, other Shares, rights or securities, including Distributions), all in accordance with the terms of the Offer.

   The undersigned understands that if the Distribution Date (as defined in the Offer to Purchase and in the Supplement) has occurred and Rights Certificates have been distributed by the Company to holders of Shares prior to the time a holder's Shares are tendered herewith, then for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary, or if book-entry delivery is available with respect to Rights, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder's receiving Rights Certificates by use of the guaranteed delivery procedures described in Section 4 of the Offer to Purchase. In any case, the undersigned agrees to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within five business days after the date such Rights Certificates are distributed. The undersigned understands that if the Merger Agreement Condition is not satisfied, the Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting the corresponding Shares for payment, if the Distribution Date occurs prior to the Expiration Date. In that event, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such Rights Certificates.

   The undersigned hereby irrevocably appoints David L. Sokol, Steven A. McArthur and John G. Sylvia and each of them, or any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act by written consent in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise to act with respect to all the Shares and Rights tendered hereby that have been accepted for payment by the Purchaser prior to the time of such vote or action (and any and all non-cash dividends, distributions, other Shares, rights or securities issued or issuable in respect thereof on or after October 6, 1994), at any meeting of stockholders (whether regular or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. All such powers of attorney and proxies are irrevocable and coupled with an interest in the tendered Shares and Rights and are granted in consideration of, and are effective when, and only to the extent that, the Purchaser accepts such Shares and Rights for payment. Such acceptance for payment shall revoke any other proxies granted by the undersigned at any time with respect to such Shares and Rights (and any such non-cash dividends, distributions, other Shares, rights or other securities, including Distributions) and no subsequent proxies or written consents will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any and all dividends, distributions, other Shares, rights or other securities issued or issuable in respect thereof, including Distributions, on or after October 6, 1994) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all pledges, liens, restrictions, charges, proxies and encumbrances and the same will not be subject to any adverse claim.

   Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all dividends, distributions, such other Shares, rights or other securities, including Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Shares and Rights or other securities, including Distributions, issued to the undersigned on or after October 6, 1994 in respect of Shares and Rights tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such other Shares and Rights or other securities and may withhold the entire consideration or deduct from the consideration the amount or value thereof, as determined by the Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal and personal representatives of the undersigned. Except as stated in the Offer to Purchase, the Supplement and the Letters of Transmittal, this tender is irrevocable. The undersigned understands that tenders of Shares and Rights pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares and Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares and Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered" at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price, and/or return any certificates for Shares and Rights not tendered or accepted for payment in the name of, and deliver said certificates and check and return such certificates to, the person or persons so indicated. Stockholders delivering Shares and Rights by book-entry transfer may request that any Shares and Rights not accepted for payment be returned by crediting such account maintained at a Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares and Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares and Rights so tendered.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Shares and/or Rights not tendered or not purchased and/or the check for the purchase price of Shares or Rights purchased are to be issued in the name of someone other than the undersigned, or if the Shares or Rights delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue [ ] check [ ] Certificate(s) to:

Name
- -----------------------------------------------------------------------------
                                (Please Print)
Address
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
                              (Include Zip Code)

- -----------------------------------------------------------------------------
                 (Tax Identification or Social Security No.)
               (See Substitute Form W-9 on the reverse hereof)

[ ] Credit unpurchased Shares or Rights delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

Check appropriate box:
[ ] DTC [ ] MSTC [ ] PHDTC

- -----------------------------------------------------------------------------
                               (Account Number)




                        SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Shares and/or Rights not tendered or not purchased and/or the check for the purchase price of Shares or Rights purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail [ ] check [ ] Certificate(s) to:

Name
- -----------------------------------------------------------------------------
                                (Please Print)
Address
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
                              (Include Zip Code)

- -----------------------------------------------------------------------------
                 (Tax Identification or Social Security No.)
               (See Substitute Form W-9 on the reverse hereof)

                            STOCKHOLDERS SIGN HERE

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
                           SIGNATURE(S) OF OWNER(S)
DATED: _________

             IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or Rights Certificate(s) on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
                                (Please Print)

Capacity (full title):
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

Address:
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
                             (Including Zip Code)

Area Code and Telephone Number:
- -----------------------------------------------------------------------------

Tax Identification or Social Security Number:
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

                          GUARANTEE OF SIGNATURE(S)
             (See Instructions 1 and 5 to determine if required.)

Authorized Signature:
- -----------------------------------------------------------------------------
Name:
- -----------------------------------------------------------------------------
Name of Firm:
- -----------------------------------------------------------------------------
Title:
- -----------------------------------------------------------------------------
Address:
- -----------------------------------------------------------------------------
Area Code and Telephone Number:
- -----------------------------------------------------------------------------
Dated:
- -----------------------------------------------------------------------------

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


   1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares or Rights (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) if such Shares are to be tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (collectively, "Eligible Institutions"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. If the Share Certificates or Rights Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or payment of the purchase price is to be made or certificates for unpurchased Shares and Rights are to be issued or returned to a person other than the registered owner, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders of Shares or Rights are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offer to Purchase. Certificates for all physically tendered Shares, or timely confirmation of any book-entry transfer into the Depositary's accounts at DTC, MSTC or PHDTC or Shares tendered by book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase) and Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of the addresses set forth herein prior to the Expiration Date or, if later, within five business days after the date such Rights Certificates are distributed. Stockholders whose Share Certificates or Rights Certificates are not immediately available (including, if the Distribution Date has occurred, because Rights Certificates have not yet been distributed by the Company), or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares and/or Rights by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or before the Expiration Date and (iii) the certificates for all tendered Shares and/or Rights or confirmation of any book-entry transfer into the Depositary's account at DTC, MSTC or PHDTC of Shares and/or Rights tendered by book-entry transfer, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)), and all other documents required by this Letter of Transmittal, must be received by the Depositary within (a) in the case of Shares, five Nasdaq National Market ("NNM") trading days after the date of execution of such Notice of Guaranteed Delivery to the Depositary or (b) in the case of Rights, a period ending on the later of (i) five NNM trading days after the date of execution of such Notice of Guaranteed Delivery and (ii) five business days after Rights Certificates are distributed to stockholders by the Company, all as provided in the Offer to Purchase and in the Supplement. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

   TENDERING STOCKHOLDERS MAY CONTINUE TO USE THE ORIGINAL BLUE LETTER OF TRANSMITTAL AND GREY NOTICE OF GUARANTEED DELIVERY THAT WERE PROVIDED WITH THE OFFER TO PURCHASE. Although such BLUE Letter of Transmittal indicates that the Offer will expire at 12:00 midnight, New York City time, on Thursday, November 3, 1994, stockholders will be able to tender (or withdraw) their Shares and Rights pursuant to the Offer until 12:00 midnight, New York City time, on Friday, November 4, 1994 (or such later date to which the Offer may be extended). TENDERING STOCKHOLDERS MAY ALSO USE THIS REVISED GREEN LETTER OF TRANSMITTAL AND THE GOLD NOTICE OF GUARANTEED DELIVERY PROVIDED WITH THE SUPPLEMENT.


   THE METHOD OF DELIVERY OF SHARE CERTIFICATES, RIGHTS CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate signed schedule attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered." In such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares or Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   (b) If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   (c) If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   (d) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

   (e) When this Letter of Transmittal is signed by the registered holder(s) of the Shares or Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares or Rights not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or Rights listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   (g) Unless and until the Purchaser declares the Merger Agreement Condition to be satisfied, if Rights Certificates have been distributed to holders of Shares, such holders are required to tender Rights Certificate(s) representing a number of Rights equal to the number of Shares tendered in order to effect a valid tender of such Shares. It is necessary that stockholders follow all such signature requirements of this Instruction 5 with respect to the Rights in order to tender such Rights.

   6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares and Rights to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares and Rights not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for unpurchased Shares or Rights are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or certificates for unpurchased Shares or Rights are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that the Shares or Rights not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares or Rights not purchased will be returned by crediting the account at a Book-Entry Transfer Facility designated above. See Instruction 1.

   8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Supplement, the Offer to Purchase, and the revised GREEN Letter of Transmittal may be obtained from either the Information Agent or the Dealer Manager at their respective address set forth below or from your broker, dealer, commercial bank or trust company.

   9. IRREGULARITIES. All questions as to the validity (including time of receipt) and acceptance for payment of any tender of Shares or Rights will be determined by the Purchaser, in its sole discretion, whose determination shall be final and binding. The Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in the appropriate form or the acceptance for purchase of which may, in the opinion of its counsel, be unlawful. As set forth in the Offer to Purchase, the Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares or Rights of any particular stockholder whether or not similar defects or irregularities are waived in the case of other stockholders. The Purchaser's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Tenders shall not be deemed to have been made until all defects and irregularities have been cured or waived.

   10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below and certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN and certifications are not provided, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares or Rights purchased pursuant to the Offer may be subject to 31% backup withholding.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary. The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or Rights or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares or Rights. If the Shares or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Information Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                             (SEE INSTRUCTION 10)


                PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY

 SUBSTITUTE Form W-9          PART 1 --PLEASE PROVIDE YOUR TIN IN THE        Social security number
                              BOX AT RIGHT AND CERTIFY BY SIGNING AND  OR ______________________________
                              DATING BELOW                                Employer identification number
                              -------------------------------------------------------------------------------------------
Department of                 PART 2 --CERTIFICATION --UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
the Treasury                  (1) The number shown on this form is my correct Taxpayer Identification Number (or I
Internal Revenue Service          am waiting for a number to be issued to me); and
PAYER'S REQUEST FOR TAXPAYER  (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I
IDENTIFICATION NUMBER (TIN)       have not been notified by the Internal Revenue Service (the "IRS") that I am subject  to backup withholding as a result of a failure to report all interest or dividends,  or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                ----------------------------------------------------------------------------------------
                                SIGNATURE  ................ DATE  ................     PART 3
                                NAME (Please Print)...............................            Awaiting TIN -- [ ]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature .................................... Date ............

Name (Please Print) .............................................

   FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ABOVE.

   Questions and requests for assistance may be directed to the Information Agent or to the Dealer Manager as set forth below. Requests for additional copies of the Offer to Purchase, the Supplement, the revised GREEN Letter of Transmittal and other tender offer materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

                   The Information Agent for the Offer is:

                                   MACKENZIE
                                PARTNERS, INC.


                               156 Fifth Avenue
                           New York, New York 10010
                        (212) 929-5500 (call collect)
                                      OR
                        CALL TOLL FREE (800) 322-2885

                     The Dealer Manager for the Offer is:

                             GLEACHER & CO. INC.
                              660 Madison Avenue
                           New York, New York 10021
                                (212) 418-4206